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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                              48083
(ADDRESS OF PRINCIPAL                                               (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 21, 2002, registrant terminated its relationship with its auditors, PricewaterhouseCoopers LLP ("PWC"). PWC was engaged by the registrant to perform an audit of the financial statements for the year ended December 31, 2000. Such audit has not been finalized and, therefore, PWC has not rendered an audit report on the registrant's consolidated financial statements for the year ended December 31, 2000 or for any period subsequent to December 31, 1999. PWC did perform reviews of registrant's quarterly information for each of the first three quarters of the year ended December 31, 2000. Subsequent to March 26, 2001 (date of the Form 8-K filing as described below), PWC has not performed any services for the registrant except for review of certain information in connection with the investigation discussed below.

         As previously disclosed in a Form 8-K filed on March 26, 2001 with the Securities and Exchange Commission (the "SEC"), a Special Committee of registrant's Board of Directors found evidence of accounting irregularities and deficiencies in registrant's accounting system with respect to registrant's North American operations. The Special Committee determined that these irregularities and deficiencies may have occurred during some period between late 1997 and 1999. The Special Committee also found that registrant's financial statements for at least the third quarter of 1999 required restatement. The Special Committee disclosed that it did not believe that any such irregularities have extended beyond the first half of 2000. These accounting irregularities and system deficiencies have been disclosed to the SEC and to the United States Attorney for the Eastern District of Michigan. The investigation is ongoing and the extent of any restatements of any years or quarters has not been quantified or finalized and is still being evaluated and investigated by registrant.

         Accordingly, PWC has not provided the registrant with audit reports on the financial statements for the past two fiscal years ended December 31, 2000 and 2001 or as of any date or for any period subsequent to December 31, 1999, and during this time and through February 21, 2002, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused it to make reference in its reports on the financial statements for such years. However, during such time, specifically in a letter to the registrant's Audit Committee dated April 24, 2000, PWC notified the registrant of a material weakness in internal controls as it related to the control over and accounting for intercompany transactions. The registrant agreed with such, including that it would take the appropriate actions to address such deficiency.

         From time to time during the course of the audit work being performed related to the year ended December 31, 2000, which audit has not been completed, PWC and the registrant discussed certain audit findings and the actions taken which have addressed the reportable condition noted in the April 24, 2000 PWC letter.

         The decision to terminate the relationship with PWC was approved by the Board of Directors of registrant. Registrant has requested a letter from PWC addressed to the SEC in accordance with SEC requirements, but such letter is not currently available. When such letter becomes available, it will be included as an exhibit to an amended Form 8-K.

         Registrant has not engaged new auditors. Any proposed engagement of new auditors must currently be approved by the United States Bankruptcy Court for the District of Delaware in Wilmington.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2002               LASON, INC.
                                       (REGISTRANT)


                                       By:   /s/ Ronald D. Risher
                                          -------------------------------------
                                            Ronald D. Risher, President and CEO